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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report:  November 29, 1999
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                       UNITED ASSET MANAGEMENT CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                           1-9215                    04-2714625
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)



One International Place, Boston, MA                           02110
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(Address of principal executive offices)                      (ZIP Code)




Registrant's telephone number, including area code:  (617) 330-8900
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ITEM 5.   OTHER EVENTS

          On November 29, 1999, United Asset Management Corporation published a press release in the form attached hereto as EXHIBIT 99.1, which press release is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS

          Exhibit Number
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               99.1     Press Release of United Asset Management Corporation
                        dated November 29, 1999.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED ASSET MANAGEMENT CORPORATION
                                        -----------------------------------
                                                    Registrant



DATED:  November 29, 1999               By: /s/ William H. Park
                                            -------------------------------
                                            William H. Park
                                            Executive Vice President
                                            and Chief Financial Officer




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                                 Exhibit Index

Exhibit
  No.                    Description
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 99.1                    Press Release of United Asset Management Corporation
                         dated November 29, 1999.